Vanguard U.S. Growth Fund Summary Prospectus

December 28, 2009

Investor Shares for Participants

Vanguard U.S. Growth Fund Investor Shares (VWUSX)

The Fund’s statutory Prospectus and Statement of Additional Information dated December 28, 2009, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.45%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.49%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1	Year	3 Years	5 Years	10 Years
$50		$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. At least 80% of the Fund’s assets will be invested in stocks of U.S. companies. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2009, was 26.92%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.19% (quarter ended December 31, 1999), and the lowest return for a quarter was –31.03% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2008

	1	Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares	–37.82%		–3.68%	–7.72%
Comparative Indexes
(reflects no deductions for fees and expenses)
Russell 1000 Growth Index	–38.44%		–3.42%	–4.27%
Standard & Poor’s 500 Index	–37.00		–2.19	–1.38

Investment Advisors
AllianceBernstein L.P.
William Blair & Company, L.L.C.

Portfolio Managers

James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has co-managed a portion of the Fund since 2008.

P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has co-managed a portion of the Fund since 2008.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has managed a portion of the Fund since 2004.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard U.S. Growth Fund Investor Shares—Fund Number 23

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©2009 The Vanguard Group, Inc. All rights reserved Vanguard Marketing Corporation, Distributor

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